Statements of Operations (Unaudited) - USD ($)	9 Months Ended
	Sep. 30, 2015	Sep. 30, 2014
COSTS AND EXPENSES
Payroll expenses	$ 145,010	$ 124,380
General & administrative	204,053	328,396
Total operating expenses	349,063	452,776
LOSS FROM OPERATIONS	(349,063)	$ (452,776)
OTHER INCOME (EXPENSES)
Gain from sale of property	63,952
Other income (expenses)	(3,574)	$ (4,871)
Other Income (Expenses)	60,378	(4,871)
NET LOSS	$ (288,685)	$ (457,648)
NET LOSS PER COMMON SHARE - BASIC AND DILUTED	$ (0)	$ (0)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING- BASIC AND DILUTED	15,164,835	0